UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2025

SYNDAX PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37708	32-0162505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 THIRD AVENUE FLOOR 9
NEW YORK, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 419-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 24, 2025, Syndax Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration has approved Revuforj® (revumenib) for the treatment of relapsed or refractory (“R/R”) acute myeloid leukemia (“AML”) with a susceptible nucleophosmin 1 (“NPM1”) mutation in adult and pediatric patients one year and older who have no satisfactory alternative treatment options. A copy of the press release is filed herewith as Exhibit 99.1. The Company held a conference call regarding the announcement on October 24, 2025. The information contained in the press release is incorporated by reference into this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” including, but not limited to, statements regarding the Company’s plans to make Revuforj commercially available for patients with R/R AML with a susceptible NPM1 mutation. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “could,” “plans,” “anticipates,” “believes,” and similar expressions intended to identify forward-looking statements. These statements reflect the Company’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Any forward-looking statements set forth in this Current Report speak only as of the date of this Current Report. The Company does not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law. You are cautioned not to place undue reliance on any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDAX PHARMACEUTICALS, INC.

Date:	October 24, 2025	By:	/s/ Michael A. Metzger
Michael A. Metzger Chief Executive Officer